ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

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                        Investment Products Offered
                        ---------------------------
                        o Are Not FDIC Insured
                        o May Lose Value
                        o Are Not Bank Guaranteed
                        --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
December 26, 2002


Dear Shareholder:
This report contains the performance, market review and outlook for Alliance Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 2002.

Investment Objectives and Policies
This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and foreign government securities and supranational entities, including lower-rated securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results
The following table provides the Fund's performance over the six- and 12-month periods ended October 31, 2002. For comparison, we have included the Lehman Brothers (LB) Global Aggregate Bond Index (hedged), a standard measure of the international investment-grade bond market, and the Lipper Multi-Sector Income Funds Average, which reflects the average performance of a group of funds with similar investment objectives to the Fund.



   INVESTMENT RESULTS*
   Periods Ended October 31, 2002

                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
   Alliance Global
   Strategic
   Income Trust
     Class A                                                -1.84%      -0.50%
--------------------------------------------------------------------------------
     Class B                                                -2.33%      -1.23%
     Class C                                                -2.21%     -1.22%
--------------------------------------------------------------------------------
   Lehman
   Brothers Global
   Aggregate Bond
   Index (hedged)                                            5.18%      4.92%
--------------------------------------------------------------------------------
   Lipper
   Multi-Sector
   Income Funds
   Average                                                  -0.45%      2.79%
--------------------------------------------------------------------------------
* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


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                                      Alliance Global Strategic Income Trust o 1


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  The unmanaged LB Global Aggregate Bond Index (hedged) provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The Lipper Multi-Sector Income Funds Average reflects the performance of 128 and 125 funds for the six- and 12-month periods ended October 31, 2002, respectively. The Average has generally similar investment objectives to the Fund, although the investment policies for its various funds may vary. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

  Additional investment results appear on pages 6-10.


During both the six- and 12-month periods ended October 31, 2002, the Fund underperformed the LB Global Aggregate Bond Index and the Lipper Average. The largest contributor to the Fund's significant underperformance was an overweight position in the investment-grade telecommunications sector, as well as security selection within the sector, particularly WorldCom. Concerns regarding fraud and the WorldCom default, earnings shortfalls, competition, regulatory investigations and balance sheet restatements led to ratings downgrades, which negatively impacted the telecommunications sector and several individual holdings within the Fund.

The Fund's high yield securities, particularly our allocation to the telecommunications and cable sub-sectors, also negatively impacted performance. Although the weighting of the high yield sector detracted from performance, the Fund's individual security selection within that sector contributed positively to performance. The Fund's government holdings also had a modest positive impact with both U.S. and European government securities modestly enhancing performance. Our avoidance of Japanese government bonds helped performance, as those bonds underperformed the broader market.


The Fund's country allocation, as well as specific security selection within the emerging market arena, enhanced overall performance relative to the benchmark. The Fund's overweight position in Russian debt was a positive contributor to performance. Strong economic growth, progress in structural reforms, oil exports and greater geopolitical importance enabled Russia to be the best performer within the emerging market class. The Fund's allocation and security selection in Mexico also contributed positively to performance. Detracting modestly from performance were its holdings in Brazil, which suffered from economic and political uncertainty surrounding the presidential elections that were held in October.


Market Overview
The global economic recovery stalled since our last report, led by a loss of economic momentum in the United States. Although U.S. economic growth


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2 o Alliance Global Strategic Income Trust


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surpassed expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months. Second quarter growth subsequently slowed to a 1.3% annualized pace. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a multi-decade low of 1.25% with November's 50 basis point reduction. Consumer spending, which accounts for two/thirds of gross domestic product (GDP), continued to be the primary catalyst for growth spurred by low interest rates. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets.

During the 12-month reporting period ended October 31, 2002, several shocks were absorbed by the markets including the after effects of the terrorist attacks of September 11, corporate governance scandals and now the potential of actions against Iraq, all of which encouraged more conservative behavior by businesses and investors.

Credit risk free assets performed best during the period under review, led by U.S. Treasuries with a 6.29% return. Japan's government bonds returned 4.72%, and German government bonds were the worst of the big three with a return of 3.38%. The high yield market, as measured by the Merrill Lynch High Yield Index, posted a return of -5.79% for the annual period. In the later half of the annual period, performance of high yield securities was dampened due to market concerns regarding accounting irregularities, negative earnings surprises, declining equity valuations and a general environment of investor risk aversion. Particularly hard hit were the media, cable and telecommunications sectors with more defensive sectors faring better. Investment-grade corporate securities also fared better posting a positive return of 3.57% for the 12-month period under review, as measured by the LB U.S. Corporate Index. This represents, however, an enormous underperformance versus duration-like Treasuries. Within the investment-grade arena, the consumer cyclical sectors such as gaming (15.27%), home construction (19.68%) and lodging (16.34%) posted the strongest returns, while utilities (-7.70%), airlines (-6.93%), telecommunications (-5.71%) and media cable (1.77%) posted some of the lowest returns. Due to the volatility in both the investment-grade and high yield corporate markets, we have diversified the Fund's corporate holdings, particularly in the high yield sector.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, returned 7.10% for the annual reporting period with a significant disparity between Latin (-5.89%) and non-Latin (32.37%) countries. As noted in the performance review section, Latin American markets were affected by contagion from Brazil, which along with Argentina posted the worst returns in the emerging debt markets. Russian debt was the best performer within the index returning


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                                      Alliance Global Strategic Income Trust o 3


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48.82%. Russia ended the period strongly on positive news of a possible ratings upgrade on the strength of its fiscal budget and economic growth. Mexican debt also performed well as it is more aligned economically with the U.S. economy than Latin America. As of October 31, 2002, the Fund was comprised of 5.5% Russian government debt and 6.5% Mexican government debt.

Outlook
Economic data indicates the U.S. economy is in a recovery stage, albeit an uneven and narrow one. Revised third quarter GDP was recently reported at 4.0%, a brisker pace than what was previously anticipated. Fiscal and monetary stimulus is currently working its way through the economy, most visibly in strong demand for autos and housing. However, risk aversion--brought on by financial-market losses and the possibility of military action against Iraq--is still suppressing forms of economic activity involving long-term commitment, such as the construction of office buildings and plants and the hiring of new personnel. Recent economic signs, although still mixed, indicate that we may have reached the cyclical bottom.

We expect risk aversion to begin to unwind in the first half of 2003 when further progress is made in the U.S. economic and profit recovery, and when uncertainty about war in Iraq has likely lifted, even if U.S. forces continue to be engaged there. This would set the stage for improved stock and corporate bond market performance, higher Treasury yields and the broadening of economic recovery. As conditions stabilize, the U.S. Federal Reserve will likely begin to tighten, and the yield curve should flatten.

By most measures, high yield spreads are at or near their highest levels since 1991. The high yield mutual fund liquidity ratio indicates that investors are sitting on cash, waiting for the "right time" to commit. Just as in the more hard hit sectors of the investment-grade market, high yield spreads could narrow very quickly once the market turns. While high downgrade/upgrade ratios and soaring default rates have rattled investors in recent months, we believe those statistics have peaked. With the economy likely to continue to recover, we expect the investment environment for the Fund's high yield securities to eventually become more favorable. Within high yield, we are focusing the Fund on fundamentally sound credits in oversold sectors and on the economically sensitive industries such as paper and packaging, which should rebound as the economy continues to progress on its path of recovery. We will continue to add to the diversification of the Fund's high yield holdings.

Emerging market bonds are currently relatively cheap, offering upside potential. There are several significant factors outside of the emerging markets that will help determine the sector's direction. Political events surrounding Iraq and the direction of the world economy, particularly the U.S. economy, remain a question and present the most significant risks. Events in Brazil, especially the direction of policy initiatives set forth by the newly elected president, will impact the tone of the


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4 o Alliance Global Strategic Income Trust
emerging markets, most notably in Latin America. We currently believe the President, Luiz da Silva, will pursue more centrist policies rather than the more socialist policies investors feared. We are encouraged by the prospects that President da Silva will appoint a more market-friendly economic team, particularly at the ministry of finance and the central bank, that will institute the needed reforms and spending controls.

Thank you for your continued interest and investment in Alliance Global Strategic Income Trust. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/S/ John D. Carifa


John D. Carifa
Chairman and President


/S/ Douglas J. Peebles


Douglas J. Peebles
Vice President

[PHOTO]

John D. Carifa

[PHOTO]

Douglas J. Peebles


Douglas J. Peebles, Portfolio Manager, has over 14 years of investment experience.


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                                      Alliance Global Strategic Income Trust o 5


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PERFORMANCE UPDATE


ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* TO 10/31/02

Lehman Brothers Global Aggregate Bond Index (hedged): $16,302
Alliance Global Strategic Income Trust: $14,082
Lipper Multi-Sector Income Funds Average: $13,217

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                                LB Global                Lipper Multi
Global Strategic             Aggregate Bond              Sector Income
  Income Trust                Index (Hedged)             Funds Average
--------------------------------------------------------------------------------
       9578                      10000                      10000
      10709                      10467                      10617
      12512                      11496                      11623
      12636                      12749                      11670
      13541                      12901                      12113
      14369                      13835                      12267
      14154                      15538                      12849
      14082                      16302                      13217


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96* to 10/31/02) as compared to the performance of an appropriate broad-based index and the Lipper Multi-Sector Income Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese Canadian, Australian and New Zealand components of the Global Treasury Index.

The Lipper Multi-Sector Income Funds Average reflects performance of 58 funds (based on the number of funds in the average from 1/31/96 to 10/31/02). These funds have generally similar investment objectives to Alliance Global Strategic Income Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Strategic Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

* Closest month-end after Fund's Class A share inception date of 1/9/96.


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6 o Alliance Global Strategic Income Trust


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PERFORMANCE UPDATE


ALLIANCE GLOBAL STRATEGIC INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                               [GRAPHICS OMITTED]

       Alliance Global Strategic Income Trust--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                                Alliance               Lehman Brothers
                            Global Strategic           Global Aggregate
                              Income Trust            Bond Index (hedged)
--------------------------------------------------------------------------------
      10/31/96*                   17.31%                     4.67%
      10/31/97                    16.83%                     9.83%
      10/31/98                     1.00%                    10.90%
      10/31/99                     7.17%                     1.19%
      10/31/00                     6.12%                     7.24%
      10/31/01                    -1.50%                    12.31%
      10/31/02                    -0.50%                     4.92%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Global Aggregate Bond Index (hedged) provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

* The Fund's return for the period ended 10/31/96 is from the Fund's inception date of 1/9/96 through 10/31/96. The benchmark's return for the period ended 10/31/96 is from 12/31/95 through 10/31/96.


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                                      Alliance Global Strategic Income Trust o 7

PORTFOLIO SUMMARY
October 31, 2002


INCEPTION DATES
Class A Shares
1/9/96
Class B Shares
3/21/96
Class C Shares
3/21/96

PORTFOLIO STATISTICS
Net Assets ($mil): $177.6

SECURITY TYPE BREAKDOWN
   35.9% Sovereign
   14.9% Treasury
    5.4% Banking
    4.6% Utilities-Electric & Gas
    3.8% Communications
    3.7% Cable
    3.2% Supranationals
    3.0% Insurance
    2.1% Energy
    2.0% Financial
    2.0% Retail
    1.9% Paper/Packaging
    1.9% Broadcasting/Media
    1.8% Non-Air Transportation
    1.6% Communications-Fixed
    1.6% Chemicals
    1.6% Communications-Mobile
    1.5% Service
    1.2% Healthcare
    1.1% Preferred Stock
    1.0% Gaming
    2.3% Other

    1.9% Short-Term

                               [GRAPHIC OMITTED]

All data as of October 31, 2002. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in the following securities: Consumer Manufacturing, Automotive, Petroleum Products, Food/Beverage, Publishing and Hotel/Lodging.


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8 o Alliance Global Strategic Income Trust


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PORTFOLIO SUMMARY
October 31, 2002

HOLDINGS TYPE BREAKDOWN
   97.0% Fixed Income
    1.1% Equity

    1.9% Short-Term

                               [GRAPHIC OMITTED]

UNDERLYING CURRENCY BREAKDOWN
   71.2% U.S. Dollars
   14.4% Euro
    3.4% South African Rand
    2.3% Australian Dollar
    2.3% Mexican Peso
    1.6% New Zealand Dollar
    1.6% Polish Zloty
    0.8% Deutsche Mark
    0.5% Philippine Peso

    1.9% Short-Term

                               [GRAPHIC OMITTED]

All data as of October 31, 2002. The Fund's holdings type and underlying currency breakdowns are expressed as a percentage of total investments and may vary over time.


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                                      Alliance Global Strategic Income Trust o 9


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INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year         -0.50%                    -4.69%
                    5 Year          2.40%                     1.51%
           Since Inception*         6.56%                     5.89%
                 SEC Yield**        7.26%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year         -1.23%                    -4.91%
                    5 Year          1.66%                     1.66%
           Since Inception*         5.84%                     5.84%
                 SEC Yield**        6.88%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year         -1.22%                    -2.14%
                    5 Year          1.68%                     1.68%
           Since Inception*         5.76%                     5.76%
                 SEC Yield**        6.89%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                            Class A           Class B          Class C
--------------------------------------------------------------------------------
                    1 Year  -2.23%             -2.44%            0.26%
                    5 Year   0.90%              1.08%            1.07%
           Since Inception*  5.82%              5.76%            5.70%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in lower-rated securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date: 1/9/96, Class A shares; 3/21/96, Class B and Class C shares. ** SEC yields are based on SEC guidelines and are calculated on 30 days ended
   October 31, 2002.


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10 o Alliance Global Strategic Income Trus


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PORTFOLIO OF INVESTMENTS
October 31, 2002

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Australia-2.3%
Government Obligations-2.3%
Government of Australia
   8.75%, 8/15/08(a) .................        AUD          3,250   $  2,112,221
   10.00%, 10/15/07(a) ...............                     2,960      1,985,166
                                                                   ------------
Total Australian Securities
   (cost $3,852,250) .................                                4,097,387
                                                                   ------------

Brazil-3.9%
Corporate Debt Obligation-0.2%
Banco Nacional de Desenolvimento
   6.50%, 6/15/06(b) .................        US$            400        268,000
                                                                   ------------

Government Obligations-3.7%
Republic of Brazil
   8.00%, 4/15/14 ....................                     1,170        684,356
   11.25%, 7/26/07(a) ................                     2,300      1,552,500
   12.00%, 4/15/10(a) ................                     4,300      2,644,500
   14.50%, 10/15/09(a) ...............                     2,400      1,734,000
                                                                   ------------
                                                                      6,615,356
                                                                   ------------
Total Brazilian Securities
   (cost $7,091,147) .................                                6,883,356
                                                                   ------------

Bulgaria-0.6%
Government Obligation-0.6%
Republic of Bulgaria
   8.25%, 1/15/15(b)
   (cost $1,041,179) .................                     1,000      1,062,500
                                                                   ------------

Canada-0.2%
Corporate Debt Obligations-0.2%
AT&T Canada, Inc. ....................
   7.65%, 9/15/06(c) .................                     2,000        315,000
Microcell Telecommunications, Inc. ...
   Series B
   14.00%, 6/01/06(c) ................                     1,600         34,000
                                                                   ------------
Total Canadian Securities
   (cost $2,775,728) .................                                  349,000
                                                                   ------------

Cayman Islands-0.5%
Preferred Stock-0.5%
Centaur Funding Corp. ................
   9.08%, 4/21/20(b)
   (cost $1,031,861) .................                     1,000        800,000
                                                                   ------------


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                                     Alliance Global Strategic Income Trust o 11

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Colombia-1.3%
Government Obligations-1.3%
Republic of Colombia
   9.75%, 4/23/09(a) .................        US$            150   $    147,750
   11.75%, 2/25/20(a) ................                     2,200      2,060,300
                                                                   ------------
Total Colombian Securities
   (cost $2,279,346) .................                                2,208,050
                                                                   ------------

Ecuador-0.6%
Government Obligations-0.6%
Republic of Ecuador
   6.00%, 8/15/30(b) .................                       800        332,000
   12.00%, 11/15/12(b) ...............                     1,400        747,600
                                                                   ------------
Total Ecuadorian Securities
   (cost $1,353,731) .................                                1,079,600
                                                                   ------------

El Salvador-0.1%
Government Obligation-0.1%
Republic of El Salvador
   7.75%, 1/24/23(b)
   (cost $249,176) ...................                       250        246,250
                                                                   ------------

Germany-6.5%
Corporate Debt Obligations-0.6%
Kronos International, Inc. ...........
   8.88%, 6/30/09(b) .................        EUR            800        750,614
Messer Griesheim Holdings AG
   10.38%, 6/01/11(a) ................                       300        309,021
                                                                   ------------
                                                                      1,059,635
                                                                   ------------
Government Obligations-5.9%
Bundesobligation Series 137
   5.00%, 2/17/06(a) .................                     3,000      3,106,730
Bundesrepublic of Deutscheland
   5.25%, 1/04/11(a) .................                     7,000      7,317,779
                                                                   ------------
                                                                     10,424,509
                                                                   ------------
Total German Securities
   (cost $10,160,895) ................                               11,484,144
                                                                   ------------

Greece-0.9%
Government Obligation-0.9%
Hellenic Republic
   8.90%, 4/01/03(a)
   (cost $1,908,450) .................                     1,614      1,629,535
                                                                   ------------

Ireland-0.4%
Corporate Debt Obligation-0.4%
MDP Acquisitions Plc .................
   10.13%, 10/01/12(b)
   (cost $687,680) ...................                       700        680,474
                                                                   ------------


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12 o Alliance Global Strategic Income Trust

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Italy-5.1%
Corporate Debt Obligation-2.2%
Banca Popolare Bergamo
   8.36%, 12/29/49(a) ................        EUR          4,000   $  3,970,080
                                                                   ------------

Government Obligation-2.9%
Government of Italy
   4.75%, 3/15/06(a) .................                     5,000      5,143,316
                                                                   ------------
Total Italian Securities
   (cost $8,233,541) .................                                9,113,396
                                                                   ------------

Luxembourg-0.1%
Corporate Debt Obligation-0.1%
Antargaz Finance
   10.00%, 7/15/11(b)
   (cost $202,421) ...................                       200        199,505
                                                                   ------------

Malaysia-0.2%
Corporate Debt Obligation-0.2%
Petronas Capital, Ltd. ...............
   7.88%, 5/22/22(b)
   (cost $358,045) ...................        US$            325        336,375
                                                                   ------------

Mexico-8.1%
Corporate Debt Obligation-1.6%
Innova S. de R.L .....................
   12.88%, 4/01/07(a) ................                     3,700      2,858,250
                                                                   ------------

Government Obligations-6.5%
Mexican Bonos
   10.50%, 7/14/11(a) ................        MXN         22,636      2,172,991
   13.50%, 3/02/06(a) ................                    17,336      1,849,754
United Mexican States
   11.38%, 9/15/16(a) ................        US$          6,000      7,575,000
                                                                   ------------
                                                                     11,597,745
                                                                   ------------
Total Mexican Securities
   (cost $14,518,539) ................                               14,455,995
                                                                   ------------

Netherlands-1.7%
Common Stock-0.0%
Versatel Telecom
   International NV(a)(d) ............                    32,931          9,107
                                                                   ------------

Corporate Debt Obligations-1.7%
Netia Holdings II, BV Series B
   13.13%, 6/15/09(c) ................        US$          3,000        630,000
PTC International Finance BV
   10.75%, 7/01/07(a) ................                       995      1,017,387



--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 13

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Royal KPN NV
   3.50%, 11/24/05(a) ................        EUR          1,500   $  1,333,327
                                                                      2,980,714
                                                                   ------------
Preferred Stock-0.0%
United Pan Europe Communications
   convertible preferred(d)(e) .......                    30,000         30,000
                                                                   ------------

Warrants-0.0%
Versatel Telecom International NV,
   expiring 10/10/04(a)(d) ...........                    32,931          2,277
                                                                   ------------

Total Dutch Securities
   (cost $7,766,009) .................                                3,022,098
                                                                   ------------

New Zealand-1.6%
Government Obligation-1.6%
Government of New Zealand
   8.00%, 11/15/06(a)
   (cost $2,754,927) .................        NZD          5,560      2,894,033
                                                                   ------------

Norway-0.0%
Warrants-0.0%
Enitel ASA, expiring 4/03/05(b)(d)
   (cost $0) .........................                       500              5
                                                                   ------------

Panama-0.6%
Government Obligation-0.6%
Republic of Panama
   10.75%, 5/15/20(a)
   (cost $1,015,228) .................        US$          1,000      1,077,500
                                                                   ------------

Philippines-1.0%
Corporate Debt Obligation-0.5%
Philippine Long Distance Telephone Co.
   11.38%, 5/15/12(a) ................                     1,000        970,000
                                                                   ------------

Government Obligation-0.5%
Philippine Peso Linked Note
   14.50%, 4/03/17(f) ................        PHP        350,000        837,365
                                                                   ------------

Total Philippine Securities
   (cost $2,057,084) .................                                1,807,365
                                                                   ------------

Poland-1.6%
Government Obligation-1.6%
Poland Treasury Bill
   Zero Coupon, 4/21/03(a)
   (cost $2,710,788) .................        PLN         11,960      2,883,108
                                                                   ------------


--------------------------------------------------------------------------------
14 o Alliance Global Strategic Income Trust

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Russia-5.6%
Corporate Debt Obligation-0.1%
Tyumen Oil
   11.00%, 11/06/07(b) ...............        US$            150   $    150,000
                                                                   ------------

Government Obligations-5.5%
Russian Federation
   5.00%, 3/31/30(b) .................                     8,450      6,443,125
   5.00%, 3/31/30(b) .................                     1,550      1,181,875
Russian Ministry of Finance
   3.00%, 5/14/06(a) .................                     2,500      2,178,250
                                                                   ------------
                                                                      9,803,250
                                                                   ------------
Total Russian Securities
   (cost $6,400,995) .................                                9,953,250
                                                                   ------------

Singapore-1.2%
Corporate Debt Obligation-1.2%
Sing Telecommunications
   7.38%, 12/01/31(b)
   (cost $1,983,942) .................                     2,000      2,134,140
                                                                   ------------

Slovakia-0.2%
Corporate Debt Obligation-0.2%
Slovak Wireless Finance Co. ..........
   11.25%, 3/30/07(a)
   (cost $313,706) ...................        EUR            300        319,070
                                                                   ------------

South Africa-3.4%
Corporate Debt Obligations-3.4%
Development Bank of South Africa
   Zero Coupon, 12/31/27(a) ..........        ZAR         50,000        395,502
European Bank for Reconstruction
   & Development
   Zero Coupon, 12/31/29(a) ..........                    50,000        418,031
International Bank for Reconstruction
   & Development
         Zero Coupon, 12/31/25(a) ....                   350,000      3,722,778
   Zero Coupon, 2/17/26(a) ...........                    50,000        526,018
   Zero Coupon, 12/29/28(b) ..........                   250,000        953,711
                                                                   ------------
Total South African Securities
   (cost $11,149,728) ................                                6,016,040
                                                                   ------------

Turkey-1.0%
Government Obligation-1.0%
Turkey Treasury Bill Structured Note
   60.50%, 5/08/03(a)(f)
   (cost $1,799,663) .................        US$          2,650      1,737,340
                                                                   ------------


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 15

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
United Kingdom-3.4%
Corporate Debt Obligations-3.4%
Avecia Group Plc .....................
   11.00%, 7/01/09(a) ................        US$          1,300   $  1,098,500
British Telecom Plc ..................
   8.88%, 12/15/30(a) ................                     1,000      1,211,160
Royal Bank of Scotland Group Plc .....
   7.65%, 8/31/49(a) .................                     3,460      3,793,475
                                                                   ------------
Total United Kingdom Securities
   (cost $5,923,305) .................                                6,103,135
                                                                   ------------

United States-45.2%
Corporate Debt Obligations-29.8%
AEP Resources, Inc. ..................
   6.50%, 12/01/03(b) ................                     2,000      1,860,000
Allied Waste North America Series B
   10.00%, 8/01/09(a) ................                     1,000        965,000
AOL Time Warner, Inc. ................
   7.70%, 5/01/32(a) .................                     2,500      2,303,697
Applied Extrusion Technologies
   Series B
   10.75%, 7/01/11(a) ................                       450        272,250
Berry Plastics
   10.75%, 7/15/12(a) ................                       485        506,825
Caraustar Industries, Inc. ...........
   9.88%, 4/01/11(a) .................                       170        175,100
Charter Communication Holdings
   11.75%, 5/15/11(a)(g) .............                     4,990      1,222,550
CIT Capital Trust, Inc. ..............
   7.70%, 2/15/27(a) .................                     1,200        949,080
Collins & Aikman Products
   10.75%, 12/31/11(a) ...............                       300        279,000
Concentra Operating Corp. Series B
   13.00%, 8/15/09(a) ................                       150        147,750
Consolidated Freightways
   7.35%, 6/01/05(a) .................                     3,000      3,133,290
Cox Communications, Inc. .............
   7.13%, 10/01/12(a) ................                       500        517,509
Dana Corp. ...........................
   10.13%, 3/15/10(a) ................                       210        204,750
Devon Financing
   7.88%, 9/30/31(a) .................                     3,000      3,466,758
Dex Media East LLC
   9.88%, 11/15/09(b) ................                       200        200,000
   12.13%, 11/15/12(b) ...............                       205        205,000
Dominion Resouces, Inc. ..............
   5.70%, 9/17/12(a) .................                       500        497,280
Duke Capital Corp. ...................
   6.25%, 2/15/13(a) .................                     1,000        860,493


--------------------------------------------------------------------------------
16 o Alliance Global Strategic Income Trust

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Dura Operating Corp. Series D
   9.00%, 5/01/09(a) .................        US$            300   $    262,500
EchoStar DBS Corp. ...................
   9.38%, 2/01/09(a) .................                     1,000      1,005,000
Euronet Worldwide, Inc. ..............
   12.38%, 7/01/06(h)(i) .............        DEM          4,500      1,477,059
Extended Stay America
   9.88%, 6/15/11(a) .................        US$            270        259,200
FirstEnergy Corp. Series B
   6.45%, 11/15/11(a) ................                     2,000      1,867,460
Harrahs Operating Co., Inc. ..........
   7.88%, 12/15/05(a) ................                     1,500      1,591,875
HCA, Inc. ............................
   6.95%, 5/01/12(a) .................                     1,000      1,014,884
Household Finance Corp. ..............
   7.00%, 5/15/12(a) .................                     1,500      1,345,539
Huntsman Packaging Corp. .............
   13.00%, 6/01/10(a) ................                       395        310,075
IASIS Healthcare Corp. ...............
   13.00%, 10/15/09(a) ...............                       995      1,019,875
Iridium LLC Capital Corp. Series B
   14.00%, 7/15/05(c) ................                     2,000         90,000
Jostens, Inc. ........................
   12.75%, 5/01/10 ...................                       500        557,500
Lin Holdings Corp. ...................
   10.00%, 3/01/08(a) ................                       500        502,500
Lowes Co. ............................
   7.11%, 5/15/37(a) .................                     3,000      3,476,148
Lyondell Chemical Co. ................
   10.88%, 5/01/09(a) ................                       550        468,875
Mandalay Resort Group Series B
   10.25%, 8/01/07(a) ................                       195        210,112
Markel Corp. .........................
   7.25%, 11/01/03(a) ................                     5,110      5,228,220
Meadwestvaco Corp. ...................
   6.85%, 4/01/12(a) .................                     1,275      1,349,593
Mediacom Broadband LLC
   11.00%, 7/15/13(a) ................                       485        421,950
Nextel Communications
   9.95%, 2/15/08(a)(g) ..............                     2,240      1,909,600
Nextel Partners, Inc. ................
   12.50%, 11/15/09(a) ...............                     1,000        810,000
Panamsat Corp. .......................
   8.50%, 2/01/12(b) .................                       500        452,500
Paxson Communications
   10.75%, 7/15/08 ...................                       140        116,900
Progress Energy, Inc. ................
   7.75%, 3/01/31(a) .................                     2,600      2,562,924
PSEG Energy Holdings, Inc. ...........
   8.50%, 6/15/11(a) .................                       750        473,232


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 17

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Remington Product Co. LLC Series D
   11.00%, 5/15/06 ...................        US$            500   $    385,000
Resolution Performance
   13.50%, 11/15/10 ..................                       215        228,975
Service Corp. International
   7.70%, 4/15/09(b) .................                       250        212,500
Sola International, Inc. .............
   11.00%, 3/15/08 ...................        EUR            500        483,949
Stoneridge, Inc. .....................
   11.50%, 5/01/12(a) ................        US$            300        253,500
Swift & Co. ..........................
   10.13%, 10/01/09(b) ...............                       500        432,500
Time Warner Telecom, Inc. ............
10.13%, 2/01/11(a) ...................          .          3,430      1,594,950
U.S. Bancorp
   7.50%, 6/01/26(a) .................                     1,000      1,125,605
Vail Resorts, Inc. ...................
   8.75%, 5/15/09(a) .................                       100         98,500
Verizon Global Corp. .................
   7.75%, 12/01/30(a) ................                     1,000      1,075,345
William Scotsman, Inc. ...............
   9.88%, 6/01/07(a) .................                       200        162,000
Young Broadcasting, Inc. .............
   8.50%, 12/15/08 ...................                       345        351,038
                                                                   ------------
                                                                     52,953,715
                                                                   ------------
U.S. Government
   Obligations-14.8%
U.S. Treasury Bonds
   4.38%, 8/15/12(a) .................                       550        570,966
   5.38%, 2/15/31(a) .................                     4,210      4,443,655
   10.38%, 11/15/12(a) ...............                     6,000      8,041,620
U.S. Treasury Notes
   3.88%, 1/15/09 (TIPS)(a) ..........                    10,934     12,060,299
   4.88%, 2/15/12(a) .................                     1,000      1,078,250
                                                                   ------------
                                                                     26,194,790
                                                                   ------------
Preferred Stocks-0.6%
CSC Holdings, Inc. Series M
   11.13%, 4/01/08(a) ................                     5,000        286,250
Ford Motor Co. Capital Trust
   6.50%, 1/15/32(a) .................                    17,500        647,500
Sovereign REIT
   12.00%, 12/31/49(b) ...............                    16,500        181,706
                                                                   ------------
                                                                      1,115,456
                                                                   ------------
Total United States Securities
   (cost $83,562,113) ................                               80,263,961
                                                                   ------------


--------------------------------------------------------------------------------
18 o Alliance Global Strategic Income Trust

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.9%
Time Deposit-1.9%
Royal Bank of Scotland
   1.81%, 11/01/02
   (cost $3,300,000) .................        US$          3,300   $  3,300,000
                                                                   ------------

Total Investments-99.2%
   (cost $186,481,477) ...............                              176,136,612
Other assets less liabilities-0.8% ...                                1,494,706
                                                                   ------------

Net Assets-100% ......................                             $177,631,318


(a) Positions with an aggregate market value of $146,309,965 have been segregated to collateralize forward exchange currency contracts.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002 these securities amounted to $19,830,830 or 11.2% of net assets.
(c) Security is in default and is non-income producing.
(d) Non-income producing
    security.
(e) Restricted and illiquid security, valued at fair value (See Notes A & H).
(f) Annualized yield to maturity at purchase date.
(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(h) Will be converted to Euro based upon a predetermined schedule.
(i) Illiquid security, valued at fair value (See Note A).
    Currency Abbreviations:
    AUD - Australian Dollar
    DEM - Deutsche Mark
    EUR - Euro
    MXN - Mexican Peso
    NZD - New Zealand Dollar
    PHP - Philippine Peso
    PLN - Polish Zloty
    US$ - United States Dollar
    ZAR - South African Rand
    Glossary:
    TIPS - Treasury Inflation Protected Security
    See notes to financial statements.



--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 19

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $186,481,477) .......   $ 176,136,612
Cash ..........................................................         223,473
Foreign cash, at value (cost $830,174) ........................         835,775
Interest receivable ...........................................       3,887,539
Receivable for investment securities sold and
   foreign currency contracts .................................       2,519,789
Receivable for capital stock sold .............................         227,615
Net unrealized appreciation of interest rate
   swap contracts .............................................          95,968
                                                                  -------------
Total assets ..................................................     183,926,771
                                                                  -------------
Liabilities
Net unrealized depreciation of forward exchange
   currency contracts .........................................         807,551
Payable for investment securities purchased ...................       3,911,474
Payable for capital stock redeemed ............................         633,812
Dividends payable .............................................         460,737
Distribution fee payable ......................................         126,267
Advisory fee payable ..........................................         116,658
Accrued expenses and other liabilities ........................         238,954
                                                                  -------------
Total liabilities .............................................       6,295,453
                                                                  -------------
Net Assets ....................................................   $ 177,631,318
                                                                  =============
Composition of Net Assets
Capital stock, at par .........................................   $      22,937
Additional paid-in capital ....................................     239,918,401
Distributions in excess of net investment income ..............      (2,382,892)
Accumulated net realized loss on investment and
   foreign currency transactions ..............................     (48,903,631)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities ........     (11,023,497)
                                                                  -------------
                                                                  $ 177,631,318
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($38,631,523/4,987,618 shares of capital stock
   issued and outstanding) ....................................          $ 7.75
Sales charge--4.25% of public offering price ..................             .34
                                                                         ------
Maximum offering price ........................................          $ 8.09
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($117,528,766/15,177,245 shares of capital stock
   issued and outstanding) ....................................          $ 7.74
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($20,113,040/2,596,620 shares of capital stock
   issued and outstanding) ....................................          $ 7.75
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,357,989/175,355 shares of capital stock
   issued and outstanding) ....................................          $ 7.74
                                                                         ======
See notes to financial statements


--------------------------------------------------------------------------------
20 o Alliance Global Strategic Income Trust

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Interest (net of foreign taxes
   withheld of $21,755)................. $    19,787,190
Dividends...............................         129,138   $    19,916,328
                                         ---------------
Expenses
Advisory fee............................       1,613,776
Distribution fee--Class A...............         145,049
Distribution fee--Class B...............       1,384,837
Distribution fee--Class C...............         269,496
Custodian...............................         303,338
Transfer agency.........................         291,953
Administrative..........................         141,000
Audit and legal.........................         127,612
Printing................................         105,123
Registration............................          59,867
Directors' fees.........................          19,539
Miscellaneous...........................           5,787
                                         ---------------
Total expenses..........................                         4,467,377
                                                           ---------------
Net investment income...................                        15,448,951
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investments..........................                       (23,564,077)
   Written options......................                            54,219
   Foreign currency transactions........                        (4,682,530)
Net change in unrealized
  appreciation/depreciation of:
   Investments..........................                        11,199,306
   Foreign currency denominated
     assets and liabilities.............                          (557,582)
   Swap contracts.......................                            95,968
                                                           ---------------
Net loss on investment and foreign
   currency transactions................                       (17,454,696)
                                                           ---------------
Net Decrease in Net Assets
   from Operations......................                   $    (2,005,745)
                                                           ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 21

STATEMENT OF CHANGES
IN NET ASSETS

                                            Year Ended       Year Ended
                                            October 31,      October 31,
                                               2002             2001
                                         ===============    ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income................... $    15,448,951   $    19,387,967
Net realized loss on investment and
   foreign currency transactions........     (28,192,388)      (23,969,266)
Net change in unrealized
   appreciation/depreciation of investments
   and foreign currency denominated
   assets and liabilities...............      10,737,692        (2,627,860)
                                         ---------------   ---------------
Net decrease in net assets
   from operations......................      (2,005,745)       (7,209,159)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A..............................      (3,093,358)       (4,508,594)
   Class B..............................      (8,031,811)      (10,353,118)
   Class C..............................      (1,568,284)       (2,430,185)
   Advisor Class........................         (91,992)         (124,629)
Tax return of capital
   Class A..............................        (745,844)       (1,757,241)
   Class B..............................      (1,936,563)       (4,035,166)
   Class C..............................        (378,132)         (947,174)
   Advisor Class........................         (22,180)          (48,574)
Capital Stock Transactions
Net increase (decrease).................     (53,494,261)       74,493,336
                                         ---------------   ---------------
Total increase (decrease)...............     (71,368,170)       43,079,496
Net Assets
Beginning of period.....................     248,999,488       205,919,992
                                         ---------------   ---------------
End of period........................... $   177,631,318   $   248,999,488
                                         ===============   ===============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o Alliance Global Strategic Income Trust

NOTE A
Significant Accounting Policies
Alliance Global Strategic Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 23

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in


--------------------------------------------------------------------------------
24 o Alliance Global Strategic Income Trust accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, tax return of capital and tax treatment of bond premium, resulted in a net increase in distributions in excess of net investment income, a decrease in accumulated net realized loss on investment and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

7. Change in Accounting Principle
As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $442,493 decrease in cost of investments and a corresponding $442,493 decrease in net unrealized depreciation, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002, was to decrease net investment income by $684,766, decrease net unrealized depreciation of investments by $151,298 and decrease net realized loss on investment transactions by $533,468. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the average daily net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 2002, there were no fees waived by the Adviser.

Pursuant to the Advisory Agreement, the Fund paid $141,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 25
services for the Fund. Such compensation amounted to $151,839, for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $569 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $84,208 from the sale of Class A shares and $473, $475,961 and $14,435 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.

Brokerage commissions paid on investment transactions for the year ended October 31, 2002 amounted to $3,040, none of which was paid to Sanford C.Bernstein &Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,006,789 and $1,245,687 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $266,755,349 and $293,947,095, respectively, for the year ended October 31, 2002. There were purchases of $284,886,747 and sales of $283,976,275 of U.S. government and government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $187,462,573. Accordingly, gross unrealized appreciation of investments was $11,380,688 and gross unrealized depreciation of investments was $22,706,649 resulting in net unrealized depreciation of $11,325,961 (excluding foreign currency transactions and swap contracts).


--------------------------------------------------------------------------------
26 o Alliance Global Strategic Income Trust

1. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2002, the Fund had outstanding forward exchange currency contracts, as follows:

                                                       U.S. $
                                      Contract       Value on         U.S. $            Unrealized
                                        Amount    Origination        Current         Appreciation/
                                         (000)           Date          Value        (Depreciation)
--------------------------------------------------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Australian Dollar,
  settling 12/09/02 .............       4,450      $2,434,150         $2,462,007       $27,857
Polish Zloty,
  settling 11/05/02 .............       21,070      5,016,795         5,230,105       213,310
Forward Exchange
  Currency Sale
  Contracts
Australian Dollar,
  settling 12/09/02 .............       11,810      6,485,882         6,534,000       (48,118)
Euro,
  settling 11/15/02-1/28/03......       31,047     30,150,356        30,627,849      (477,493)
New Zealand Dollar,
  settling 12/16/02 .............        6,098      2,903,489         2,948,096       (44,607)
Polish Zloty,
  settling 11/05/02 .............       31,605      7,605,245         7,845,157      (239,912)
South African Rand,
  settling 11/07/02-12/03/02 ....       47,778      4,511,859         4,750,447      (238,588)
                                                                                    ---------
                                                                                    $(807,551)
                                                                                    =========


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 27

2. Option Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended October 31, 2002 were as follows:

                                             Number of
                                             Contracts
                                               (000)           Premium
                                           =============   ===============
Options outstanding at
   beginning of period..................              -0-  $            -0-
Options written.........................          57,000            23,619
Options expired.........................         (57,000)          (23,619)
                                         ---------------   ---------------
Options outstanding at
   October 31, 2002.....................              -0-  $            -0-
                                         ---------------   ---------------
3. Interest Rate Swap Agreements
The Fund enters into currency and interest rate swap agreements to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in speci-


--------------------------------------------------------------------------------
28 o Alliance Global Strategic Income Trust fied prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swap contracts are included in net realized gain or loss on investment transactions. At October 31, 2002, the Fund had outstanding interest rate swap contracts with the following terms:

                                              Rate Type
                                          ----------------------
                   Notional               Payments    Payments     Unrealized
Swap                Amount   Termination   made by   received by  Appreciation/
Counterparty         (000)      Date      the Fund    the Fund  (Depreciation)
--------------------------------------------------------------------------------
Deutsche Banc    MXN 46,500    12/01/03      8.75%*     12.30%    $127,889
Deutsche Banc    MXN 46,500    12/01/03      9.56%       8.75%*     11,817
Deutsche Banc    MXN 46,500     1/12/07      8.25%*     10.35%     108,789
Deutsche Banc    MXN 46,500     1/12/07      9.90%       8.25%*   (152,527)
                                                                  --------
                                                                  $ 95,968
                                                                  ========

* Variable rates are based on the Interbank equilibrium interest rate for Mexican Pesos.

NOTE E
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

                                             2002               2001
                                       ===============     ===============
Distributions paid from:
   Ordinary income ................... $    13,005,233     $    17,383,529
                                       ---------------     ---------------
Total taxable distributions...........      13,005,233          17,383,529
   Tax return of capital..............       3,082,719           6,788,155
                                       ---------------     ---------------
Total distributions paid.............. $    16,087,952(a)  $    24,171,684(a)
                                       ---------------     ---------------


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 29

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses.....................  $   (50,625,639)(b)
Unrealized appreciation/(depreciation)...................      (11,223,644)(c)
                                                           ---------------
Total accumulated earnings/(deficit).....................  $   (61,849,283)
                                                           ===============

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $48,516,326 of which $2,125,545 expires in the year 2007, $2,393,347 expires in the year 2008, $20,176,263 expires in the year 2009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. As of October 31, 2002, the Fund deferred tax straddle losses of $2,109,313.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.


NOTE F
Capital Stock
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                   ---------------------------  --------------------------------
                             Shares                     Amount
                   ---------------------------  --------------------------------
                    Year Ended     Year Ended     Year Ended    Year Ended
                   October 31,    October 31,    October 31,   October 31,
                          2002           2001           2002          2001
                   -------------------------------------------------------------
Class A
Shares sold          1,483,284      3,304,434  $  11,960,454 $  30,321,280
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        289,896        455,086      2,358,008     4,119,758
Shares converted
  from Class B         122,558         52,895        997,518       464,821
--------------------------------------------------------------------------------
Shares redeemed     (3,751,022)    (2,484,890)   (30,421,849)  (22,248,062)
--------------------------------------------------------------------------------
Net increase
  (decrease)        (1,855,284)     1,327,525  $ (15,105,869) $ 12,657,797
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30 o Alliance Global Strategic Income Trust

                   ---------------------------  --------------------------------
                             Shares                     Amount
                   ---------------------------  --------------------------------
                    Year Ended     Year Ended     Year Ended    Year Ended
                   October 31,    October 31,    October 31,   October 31,
                          2002           2001           2002          2001
                   -------------------------------------------------------------
Class B
Shares sold          2,121,171      9,443,818  $  17,457,066 $  86,856,378
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        553,298        768,953      4,503,158     6,931,100
--------------------------------------------------------------------------------
Shares converted
  to Class A          (122,611)       (52,920)      (997,518)     (464,821)
--------------------------------------------------------------------------------
Shares redeemed     (6,005,035)    (3,961,727)   (48,803,169)  (35,383,783)
--------------------------------------------------------------------------------
Net increase
  (decrease)        (3,453,177)     6,198,124  $ (27,840,463)  $ 57,938,874
--------------------------------------------------------------------------------
Class C
Shares sold            497,879      1,683,748  $   4,114,271 $  15,464,610
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        116,034        206,997        948,153     1,873,847
Shares redeemed     (1,937,486)    (1,366,937)   (15,738,076)  (12,330,426)
--------------------------------------------------------------------------------
Net increase
  (decrease)        (1,323,573)       523,808  $ (10,675,652) $  5,008,031
--------------------------------------------------------------------------------
Advisor Class
Shares sold             19,343         46,375  $     159,174 $     440,722
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         12,739         18,253        104,101       166,643
--------------------------------------------------------------------------------
Shares redeemed        (16,894)      (183,274)      (135,552)   (1,718,731)
--------------------------------------------------------------------------------
Net increase
  (decrease)            15,188       (118,646) $     127,723 $  (1,111,366)
--------------------------------------------------------------------------------
NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 31

NOTE H
Restricted Security
                                           Date Acquired     U.S. $ Cost
                                         ---------------   ---------------
United Pan Europe Communications
   convertible preferred................      11/29/00      $  3,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at October 31, 2002 was $30,000 representing 0.02% of net assets.


--------------------------------------------------------------------------------
32 o Alliance Global Strategic Income Trust


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Througout Each Period.

                                          ------------------------------------------------
                                                               Claass A
                                          ------------------------------------------------
                                                       Year Ended October 31,
                                          ------------------------------------------------
                                            2002(a)  2001      2000      1999      1998
                                          ------------------------------------------------
Net asset value,
  beginning of period................       $ 8.43    $ 9.53    $ 9.91    $10.18    $11.46
                                          ------------------------------------------------
Income From Investment
  Operations
Net investment income(b).............          .63       .78       .83       .94       .78(c)
Net realized and unrealized loss
  on investment and foreign
  currency transactions..............         (.67)    (.90)      (.22)     (.22)     (.64)
                                          ------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.........................         (.04)     (.12)      .61       .72       .14
                                          ------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income..................         (.52)     (.71)     (.83)     (.94)     (.78)
Distributions in excess of
  net investment income..............           -0-       -0-     (.16)     (.05)     (.28)
Distributions from net realized
  gain on investments................           -0-       -0-       -0-       -0-     (.36)
Tax return of capital................         (.12)     (.27)       -0-       -0-       -0-
                                          ------------------------------------------------
Total dividends and
  distributions......................         (.64)     (.98)     (.99)     (.99)    (1.42)
                                          ------------------------------------------------
Net asset value,
end of period .......................     $   7.75   $  8.43  $   9.53  $   9.91  $  10.18
                                          ================================================
Total Return
Total investment return based
  on net asset value(d)..............         (.50)%   (1.50)%    6.12%    7.17%      1.00%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)....................      $38,631   $57,667   $52,561   $33,813   $24,576
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements...................         1.53%     1.45%     1.54%     1.77%     1.89%
  Expenses, before waivers/
    reimbursements....................        1.53%     1.45%     1.54%     1.77%     2.08%
  Net investment income...............        7.71%     8.60%     8.32%     9.34%     7.08%(c)
Portfolio turnover rate...............         268%      304%      321%      254%      183%


See footnote summary on page 37.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 33


Selected Data For A Share Of Capital Stock Outstanding Througout Each Period.

                                          ------------------------------------------------
                                                               Claass B
                                          ------------------------------------------------
                                                       Year Ended October 31,
                                          ------------------------------------------------
                                            2002(a)  2001      2000      1999      1998
                                          ------------------------------------------------
Net asset value,
  beginning of period... .............      $ 8.42    $ 9.52    $ 9.90    $10.17    $11.46
                                          ------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .............         .57       .71       .76       .87       .69(c)
Net realized and unrealized loss
  on investment and foreign
  currency transactions. .............        (.67)     (.90)     (.23)     (.22)     (.63)
                                          ------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations............ .............        (.10)     (.19)      .53       .65       .06
                                          ------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income..... .............        (.47)     (.65)     (.76)     (.87)     (.69)
Distributions in excess of
  net investment income. .............          -0-       -0-     (.15)     (.05)     (.30)
Distributions from net realized
  gain on investments... .............          -0-       -0-       -0-       -0-     (.36)
Tax return of capital... .............        (.11)     (.26)       -0-       -0-       -0-
                                          ------------------------------------------------
Total dividends and
  distributions......... .............        (.58)     (.91)     (.91)     (.92)    (1.35)
Net asset value,
  end of period......... .............      $ 7.74    $ 8.42    $ 9.52     $9.90    $10.17
                                          ================================================
Total Return
Total investment return based
  on net asset value(d). .............       (1.23)%   (2.24)%    5.38%    6.44%     .27%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)....... .............    $117,529  $156,948  $118,356  $79,085   $58,058
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements...... .............        2.24%    2.16%      2.27%    2.47%     2.58%
  Expenses, before waivers/
    reimbursements...... .............        2.24%    2.16%      2.27%    2.47%     2.76%
  Net investment income. .............        7.02%    7.85%      7.66%    8.54%     6.41%(c)
Portfolio turnover rate. .............         268%     304%       321%     254%      183%

See footnote summary on page 37.



--------------------------------------------------------------------------------
34 o Alliance Global Strategic Income Trust

Selected Data For A Share Of Capital Stock Outstanding Througout Each Period.
                                          ------------------------------------------------
                                                            Class C
                                          ------------------------------------------------
                                                       Year Ended October 31,
                                          ------------------------------------------------
                                            2002(a)  2001      2000      1999      1998
                                          ------------------------------------------------
Net asset value,
  beginning of period... .............      $ 8.43    $ 9.52    $ 9.90    $10.17    $11.46
                                          ------------------------------------------------
Income From Investment
Operations
Net investment income(b) .............         .57       .72       .77       .88       .68(c)
Net realized and unrealized loss
  on investment and foreign
  currency transactions. .............        (.67)     (.90)     (.24)     (.23)     (.62)
                                          ------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations............ .............        (.10)     (.18)      .53       .65       .06
                                          ------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income..... .............        (.47)     (.65)     (.76)     (.88)     (.68)
Distributions in excess of
  net investment income. .............          -0-       -0-     (.15)     (.04)     (.31)
Distributions from net realized
  gain on investments... .............          -0-       -0-       -0-       -0-     (.36)
Tax return of capital... .............        (.11)     (.26)       -0-       -0-       -0-
                                          ------------------------------------------------
Total dividends and
  distributions......... .............        (.58)     (.91)      (.91)     (.92)   (1.35)
                                          ------------------------------------------------
Net asset value,
  end of period......... .............      $ 7.75    $ 8.43    $ 9.52     $9.90    $10.17
                                          ================================================
Total Return
Total investment return based
  on net asset value(d). .............       (1.22)%   (2.13)%    5.38%     6.44%      .27%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)....... .............     $20,113   $33,035   $32,345   $22,598   $16,067
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements...... .............        2.23%     2.15%     2.25%     2.46%     2.58%
  Expenses, before waivers/
    reimbursements...... .............        2.23%     2.15%     2.25%     2.46%     2.77%
  Net investment income. .............        7.00%     7.90%     7.68%     8.52%     6.43%(c)
Portfolio turnover rate. .............         268%      304%      321%      254%      183%

See footnote summary on page 37.



--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 35

Selected Data For A Share Of Capital Stock Outstanding Througout Each Period.
                                           --------------------------------------------------
                                                            Advisor Class
                                           --------------------------------------------------
                                                                                 December 18,
                                                                                   1997(e) to
                                                      Year Ended October 31,      0ctober 31,
                                           ---------------------------------------
                                            2002(a)     2001      2000     1999       1998
                                           --------------------------------------------------
Net asset value, beginning
  of period ............ .............      $ 8.43    $ 9.53    $ 9.92    $10.18    $11.09
                                           --------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .............         .65       .80       .88       .98       .85(c)
Net realized and unrealized loss
  on investment and foreign
  currency transactions. .............        (.67)     (.89)     (.25)     (.22)     (.84)
                                           --------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations....... .............        (.02)     (.09)      .63       .76       .01
                                           --------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income..... .............        (.54)     (.73)     (.86)     (.98)     (.85)
Distributions in excess of net
  investment income..... .............          -0-       -0-     (.16)     (.04)     (.07)
Tax return capital...... .............        (.13)     (.28)       -0-       -0-       -0-
                                           --------------------------------------------------
Total dividends and
  distributions......... .............        (.67)    (1.01)    (1.02)    (1.02)     (.92)
                                           --------------------------------------------------
Net asset value,
end of period ........................      $ 7.74    $ 8.43    $ 9.53   $ 9.92     $10.18
                                           ==================================================
Total Return
Total investment return based
   on net asset value(d) .............        (.31)%    (1.19)%   6.33%     7.58%    .07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)....... .............      $1,358    $1,350    $2,658    $1,359    $1,133
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements...... .............        1.24%     1.13%     1.23%     1.45%     1.58%(f)
  Expenses, before waivers/
    reimbursements...... .............        1.24%     1.13%     1.23%     1.45%     1.77%(f)
  Net investment income. .............        8.08%     8.81%     8.71%     9.52%     7.64%(c)(f)
Portfolio turnover rate. .............         268%      304%      321%      254%      183%


See footnote summary on page 37.


--------------------------------------------------------------------------------
36 o Alliance Global Strategic Income Trust

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.03, decrease net realized and unrealized loss on investments per share by $.03 for Class A, B, C and Advisor Class, respectively, and decrease the ratio of net investment income to average net assets from 8.03% to 7.71% for Class A, from 7.34% to 7.02% for Class B, from 7.32% to 7.00% for Class C and from 8.40% to 8.08% for Advisor Class. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Commencement of distribution.

(f) Annualized.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 37

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of Alliance Global Strategic Income Trust, Inc.
We have audited the accompanying statement of assets and liabilities of Alliance Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Strategic Income Trust, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP


New York, New York
December 16, 2002


--------------------------------------------------------------------------------
38 o Alliance Global Strategic Income Trust

GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings
Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond
A bond that is rated BBB or higher by a credit agency.

liquidity
The ability of an asset to be quickly converted into cash and without penalty.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation
The process of determining the value of an asset or company.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 39

Alliance Capital
The Investment Professional's Choice


Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.





--------------------------------------------------------------------------------
40 o Alliance Global Strategic Income Trust

Alliance Capital At Your Service


At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  Alliance Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The Alliance Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.
* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.



--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 41

BOARD OF DIRECTORS



John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian
Brown Brothers Hartman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
42 o Alliance Global Strategic Income Trust

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS
                                                                           IN FUND                        OTHER
NAME, AGE OF DIRECTOR,              PRINCIPAL                              COMPLEX                    DIRECTORSHIPS
      ADDRESS                     OCCUPATION(S)                          OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)           DURING PAST 5 YEARS                          DIRECTOR                      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
John D. Carifa, **, 57        President, Chief Operating                     114                           None
1345 Avenue of the            Officer and a Director of
Americas                      Alliance Capital Management
New York, NY 10105            Corporation ("ACMC"), with
(7)                           which he has been associated
                              with since prior to 1997.

DISINTERESTED DIRECTORS
Ruth Block, #+, 72            Formerly an Executive Vice                      93                           None
P.O. Box 4623                 President and Chief Insurance
Stamford, CT 06903            Officer of The Equitable Life
(7)                           Assurance Society of the
                              United States; Chairman and
                              Chief Executive Officer of
                              Evlico. Formerly a Director
                              of Avon, BP Amoco Corporation
                              (oil and gas), Ecolab, Incorporated
                              (specialty chemicals), Tandem
                              Financial Group, and Donaldson
                              Lufkin & Jenrette Securities
                              Corporation.

David H. Dievler, #+, 73      Independent Consultant. Until                   98                          None
P.O. Box 167                  December 1994, Senior Vice
Spring Lake, NJ 07762         President of ACMC responsible
(7)                           for mutual fund administration.
                              Prior to joining ACMC in 1984, Chief
                              Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that
                              he was a Senior Manager at Price
                              Waterhouse & Co. Member of the
                              American Institute of Certified Public
                              Accountants since 1953.

John H. Dobkin, #+, 60        Consultant. Formerly a Senior Adviser           94                          None
P.O.Box 12                    from June 1999-June 2000 and President
Annandale, NY 12504           (December 1989-May 1999) of
(7)                           Historic Hudson Valley (historic
                              preservation). Previously, Director of
                              the National Academy of Design and during
                              1988-92 he was Director and Chairman of
                              the Audit Committee of ACMC.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 43

                                                                         PORTFOLIOS
                                                                           IN FUND                        OTHER
NAME, AGE OF DIRECTOR,              PRINCIPAL                              COMPLEX                    DIRECTORSHIPS
      ADDRESS                     OCCUPATION(S)                          OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)           DURING PAST 5 YEARS                          DIRECTOR                      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
William H. Foulk, Jr.,       Investment Adviser and Independent              110                          None
#+, 70                       Consultant. He was formerly Senior
2 Soundview Drive            Manager of Barrett Associates, Inc.,
Suite 100                    Greenwich, CT 06830 a registered
(7)                          investment adviser, with which he had
                             been associated since prior to 1997.
                             He was formerly Deputy Comptroller of the
                             State of New York and, prior thereto,
                             Chief Investment Officer of the New York
                             Bank for Savings.

Clifford L. Michel, #+, 63   Senior Counsel of the law firm of                93                      Placer Dome Inc.
15 St. Bernard's Road        Cahill Gordon & Reindel, since
Gladstone, NJ 07934          February 2001 and a partner of that
(7)                          firm for more than 25 years prior
                             thereto. He is President and Chief
                             Executive Officer and Director of
                             Wenonah Development Company
                             (investments) and a Director of Placer
                             Dome Inc. (mining).

Donald J. Robinson, #+, 68   Senior Counsel at the law firm of                92                          None
98 Hell's Peak Road          Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161             since prior to 1997. Formerly a senior
(6)                          partner and a member of the Executive
                             Committee of that firm. He was also
                             a member and Chairman of the
                             Municipal Securities Rulemaking
                             Board and a Trustee of the Museum
                             of the City of New York.

*  There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.


--------------------------------------------------------------------------------
44 o Alliance Global Strategic Income Trust

OFFICER INFORMATION
Certain information concerning the Portfolio's Officers is listed below.

Officers Information
Certain information concerning the Fund's Officers is listed below.


                               Position(s)                Principal Occupation
Name, Address* and Age       Held with Fund               During Past 5 Years**
---------------------------------------------------------------------------------------------------------------------------
John D. Carifa , 57         Chairman                         See biography above.

Kathleen A. Corbet, 42      Senior Vice President            Executive Vice President of
                                                             Alliance Capital Management Corporation
                                                             ("ACMC")**, with which she has been
                                                             associated since prior to 1997.

Wayne D. Lyski, 61          President                        Executive Vice President of ACMC**, with which he
                                                             has been associated since prior to 1997.

Douglas J. Peebles, 37      Vice President                   Senior Vice President of ACMC**, with
                                                             which he has been associated since prior to 1997.

Edmund P. Bergan, Jr., 52   Secretary                        Senior Vice President and General
                                                             Counsel of Alliance Fund Distributors,
                                                             Inc. ("AFD")** and Alliance Global
                                                             Investor Services Inc. ("AGIS")**, with
                                                             which he has been associated since prior
                                                             to 1997.

Mark D. Gersten, 52          Treasurer and Chief             Senior Vice President of AGIS,** with
                             Financial Officer               which he has been associated since prior
                                                             to 1997.

Vincent S. Noto, 38          Controller                      Vice President of AGIS, ** with which he has been
                                                             associated since prior to 1997.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AFD and AGIS are affiliates of the Fund. The Fund's Statement of
   Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 45

ALLIANCE CAPITAL FAMILY OF FUNDS


U.S. Stock Funds
Growth & Income Fund
Growth Fund

Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar Government Fund changed its name to Alliance
    Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
46 o Alliance Global Strategic Income Trust

NOTES









--------------------------------------------------------------------------------
                                     Alliance Global Strategic Income Trust o 47

NOTES









--------------------------------------------------------------------------------
48 o Alliance Global Strategic Income Trust

Alliance Global Strategic Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GSIFAR1002